UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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FULL HOUSE RESORTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FULL HOUSE RESORTS, INC.

4670 Fort Apache Road, Suite 190

Las Vegas, Nevada 89147

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on 2nd day of May, 2013

Dear Stockholder:

You are invited to attend our Annual Meeting of Stockholders, which will be held at 10:00 a.m., local time, on the 2nd day of May, 2013, at the Suncoast Hotel & Casino, 9090 Alta Drive, Las Vegas, Nevada 89145, for the following purposes:

(1)	election of six members to our board of directors to serve until our next annual meeting of stockholders or until their successors are duly elected and qualified;

(2)	ratification of the appointment of Piercy Bowler Taylor & Kern, Certified Public Accountants (“Piercy Bowler Taylor & Kern”), as our independent registered public accounting firm for 2013;

(3)	hold an advisory vote to approve named executive officer compensation;

(4)	hold an advisory vote on the frequency of the advisory vote to approve named executive officer compensation; and

(5)	transaction of such other business as may properly come before the annual meeting, including any adjournments or postponements thereof.

Our board of directors has fixed the close of business on March 21, 2013 as the record date for determining those stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors

Andre M. Hilliou
Chairman

Las Vegas, Nevada

April 5, 2013

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU EXECUTE A PROXY CARD, YOU MAY NEVERTHELESS ATTEND THE MEETING, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE, AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

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2013 ANNUAL MEETING OF STOCKHOLDERS

OF

FULL HOUSE RESORTS, INC.

PROXY STATEMENT

This proxy statement contains information relating to our 2013 Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on 2nd day of May, 2013, at the Suncoast Hotel & Casino, 9090 Alta Drive, Las Vegas, Nevada 89145 and to any adjournments or postponements. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about April 5, 2013.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 2, 2013

This proxy statement, form of proxy and our annual report on Form 10-K are also available on our website at www.fullhouseresorts.com.

ABOUT THE MEETING

What Is The Purpose Of The Annual Meeting?

At the annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:

●	the election of six directors,

●	the ratification of Piercy Bowler Taylor & Kern as our independent registered public accounting firm,

●	an advisory vote to approve named executive officer compensation,

●	an advisory vote on the frequency of the advisory vote to approve named executive officer compensation,

The stockholders also will transact any other business that properly comes before the meeting.

Who Is Entitled To Vote?

Only stockholders of record at the close of business on the record date, March 21, 2013, are entitled to receive notice of the annual meeting and to vote the shares of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Who Can Attend The Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name,” that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. You will also need a photo ID to gain admission.

What Constitutes A Quorum?

The presence at the meeting, in person or by proxy, of the holders of 40% of the total number of shares of our common stock and preferred stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 18,729,681 shares of our common stock were outstanding and held by approximately 115 stockholders of record. As of the record date, no shares of our preferred stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum.

If less than 40% of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

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How Do I Vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

Prior to the annual meeting, we will select one or more inspectors of election. These inspectors will determine the number of shares of common stock represented at the meeting, the existence of a quorum, the validity of proxies and will count the ballots and votes and will determine and report the results to us.

May I Change My Vote After I Return My Proxy Card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What Are The Board’s Recommendations?

The enclosed proxy is solicited on behalf of our board of directors. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The recommendation of the board of directors is set forth with the description of each item in this proxy statement. In summary, the board of directors recommends a vote:

●	FOR the election of the nominated slate of directors (see pages 5-16).

●	FOR the ratification of Piercy Bowler Taylor & Kern as our independent auditors (see pages 17-18).

●	FOR the proposal regarding an advisory vote to approve named executive officer compensation (see page 19).

●	of EVERY ONE YEAR for the proposal regarding an advisory vote on the frequency of the advisory vote to approve named executive officer compensation (see page 20).

The board of directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board nominees. In the event that any other matter should properly come before the meeting or any nominee is not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

What Vote Is Required To Approve Each Item?

Election of Directors. A plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to accumulate their votes for directors.

Ratification of Piercy Bowler Taylor & Kern. An affirmative vote of a majority of the votes cast at the meeting is required for the ratification of our independent registered public accounting firm.

Advisory vote to approve named executive officer compensation. An affirmative vote of a majority of the votes cast at the meeting is required for the approval of this advisory proposal.

Advisory vote on the frequency of the advisory vote to approve named executive officer compensation. The option that receives the greatest number of the votes cast shall determine the advisory frequency of voting by stockholders on the compensation of our named executive officers.

Other Items. For any other item which may properly come before the meeting, the affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, will be required for approval, unless otherwise required by law.

For the purpose of determining whether the stockholders have approved matters other than the election of directors under Delaware law, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Abstentions are counted for purposes of determining whether there is a quorum. If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote these shares on Proposal 1, Proposal 3 or Proposal 4, the broker may not exercise discretion to vote for or against those proposals. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. With respect to Proposal 2, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. Please instruct your bank or broker so your vote can be counted.

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Who Pays For The Preparation Of The Proxy Statement?

We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees or authorized agents may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and we may reimburse those persons for their expenses incurred in connection with these activities. We will compensate only independent third party agents that are not affiliated with us but solicit proxies. At this time, we do not anticipate that we will be retaining a third party solicitation firm, but should we determine in the future that it is in our best interests to do so, we will retain a solicitation firm and pay for all costs and expenses associated with retaining this solicitation firm.

You should review the information provided in this proxy statement in conjunction with our 2012 Annual Report to Stockholders, which accompanies this proxy statement. Our principal executive offices are located at 4670 South Fort Apache Road, Suite 190, Las Vegas, Nevada 89147 and our telephone number is (702) 221-7800. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

Do I Have Dissenter’s or Appraisal Rights?

You have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

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 SECURITY OWNERSHIP

The following table sets forth information as of the record date concerning the beneficial ownership of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock,

●	each director,

●	each of the named executive officers (as defined below), and

●	all executive officers and directors as a group.

Unless otherwise listed above, the address for each of our officers and directors is c/o Full House Resorts, 4670 South Fort Apache Road, Suite 190, Las Vegas, Nevada 89147.

Name and Address of Beneficial Owner	Number of Shares Owned (1)		Percentage of Class Outstanding (1)
Common Stock:

Lee A. Iacocca	700,471		3.74%

Andre Hilliou	626,700	(2)	3.35%

Mark J. Miller	459,796	(3)	2.45%

Carl G. Braunlich	16,000		*

Kathleen Marshall	14,000		*

Kenneth R. Adams	22,900		*

T. Wesley Elam	112,035	(4)	*

All Officers and Directors as a Group (9 Persons)	2,002,702		10.69%

Allen E. Paulson Living Trust 514 Via De La Valle, Suite 210 Solana Beach, California 92075	1,776,887	(5)	9.49%

Austin W. Marxe and David M. Greenhouse 527 Madison Ave, Suite 2600 New York, NY 10022	1,802,140	(6)	9.62%

RMB Capital Management, LLC and Iron Road Capital Partners, LLC 115 S. LaSalle Street 34th Floor Chicago, IL 60603	954,466	(7)	5.10%

*	Less than 1% of the outstanding shares of common stock.
(1)	Shares are considered beneficially owned, for purposes of this table only, if held by the person indicated as beneficial owner, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares the power to vote, to direct the voting of and/or dispose of or to direct the disposition of, such security, or if the person has a right to acquire beneficial ownership within 60 days, unless otherwise indicated in these footnotes. Any securities outstanding which are subject to options or warrants exercisable within 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.
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(2)	Includes 300,000 shares of restricted stock which vest on June 1, 2013. All shares are owned through the Hilliou Living Trust, of which Mr. Hilliou is co-trustee and co-beneficiary.

(3)	Includes 300,000 shares of restricted stock which vest on June 1, 2013. All shares are owned through the Miller Family Living Trust of which Mr. Miller is a trustee and beneficiary.

(4)	Includes 50,000 shares of restricted stock which vest in equal amounts on June 1, 2012, June 1, 2013 and June 1, 2014.

(5)	Based on information disclosed in Form 4, as filed with the SEC on March 24, 2011. Vicki Paulson and Crystal Christensen are the co-trustees of the Allen E. Paulson Living Trust.

(6)	Based on information disclosed in Schedule 13G, as filed with the SEC on February 13, 2009.

(7)	Based on information disclosed in Schedule 13G, as filed with the SEC on February 14, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of our outstanding common stock, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of common stock. These persons are required by SEC regulation to furnish us with copies of all such reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that all Section 16(a) reports were timely filed by our officers, directors and greater than ten percent beneficial owners, except for the following, which were not timely filed:

Form 3 - Deborah J. Pierce, filed February 1, 2013 for a transaction dated December 7, 2012.

Form 4 - Deborah J. Pierce, filed February 1, 2013 for a transaction dated January 15, 2013.

Form 4 - Kenneth R. Adams, filed January 23, 2013 for a transaction dated May 10, 2012.

Form 3 - Elaine L. Guidroz, filed January 22, 2013 for a transaction dated December 17, 2012.

Form 4 - Carl J. Braunlich, filed June 15, 2012 for a transaction dated May 10, 2012.

Form 4 - Kathleen Caracciolo, filed June 4, 2012 for a transaction dated May 10, 2012.

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 PROPOSAL ONE: ELECTION OF DIRECTORS

Our bylaws provide that the number of directors constituting our board of directors shall be fixed from time to time by the board. Our board of directors currently consists of six directors. The nominees to be voted on by stockholders at this meeting are Kenneth R. Adams, Carl G. Braunlich, Kathleen Marshall, Lee A. Iacocca, Andre M. Hilliou and Mark J. Miller. Directors are elected by a plurality of the votes cast, assuming a quorum is present.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

All nominees have consented to be named and have indicated their intent to serve if elected. We have no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as our board of directors may recommend in the place of such nominee or nominees. It is intended that proxies, unless marked to the contrary, will be voted in favor of the election of Kenneth R. Adams, Carl G. Braunlich, Kathleen Marshall, Lee A. Iacocca, Andre M. Hilliou and Mark J. Miller.

The names, ages and positions of all our nominees for director and executive officers are listed below, followed by a brief account of their business experience during at least the past five years.

Name	Age	Position

Kenneth R. Adams	70	Director
Carl G. Braunlich	60	Vice Chairman
Lee A. Iacocca	88	Director
Andre M. Hilliou	65	Chairman/Chief Executive Officer
Kathleen Marshall	57	Director
Mark J. Miller	56	Director/Chief Operating Officer
T. Wesley Elam	59	Sr. Vice President of Western Division and Managed Properties
Elaine L. Guidroz	35	Secretary
Deborah J. Pierce	64	Chief Financial Officer

 Kenneth R. Adams joined our Board in January 2007. Mr. Adams is a principal in the gaming consulting firm, Ken Adams Ltd., which he founded in 1990. He is also an editor of the Adams’ Report monthly newsletter, the Adams’ Daily Report electronic newsletter and the Adams Analysis, each of which focus on the gaming industry. Since 2012, Mr. Adams has been a partner in the Colorado Grande in Cripple Creek, Colorado, a limited stakes casino with a restaurant and bar. Since August 1997, Mr. Adams has been a partner in Johnny Nolon’s Casino in Cripple Creek, Colorado, a limited stakes casino with a restaurant and bar. From 2001 until 2008, he served on the Board of Directors of Vision Gaming & Technology, Inc., a privately-held gaming machine company, and he formerly served on the Board of Directors of the Downtown Improvement Agency in Reno, Nevada. The Board believes Mr. Adams is qualified to serve as a Director of the Company due to his specific experience as a casino operator, his knowledge of the casino industry and his continuing analysis and review of the industry.

Dr. Carl G. Braunlich has been one of our directors since May 2005. Since August 2006, he has been an Associate Professor at University of Nevada, Las Vegas. Dr. Braunlich holds a Doctor of Business Administration in International Business from United States International University, San Diego, CA. Prior to joining the faculty of University of Nevada, Las Vegas, Dr. Braunlich was a Professor of Hotel Management at Purdue University since 1990. Previously he was on the faculty at United States International University. Dr Braunlich has held executive positions at the Golden Nugget Hotel and Casino in Atlantic City, New Jersey and at Paradise Island Hotel and Casino, Nassau, Bahamas. He has been a consultant to Wynn Las Vegas, Harrah’s Entertainment, Inc., Showboat Hotel and Casino, Bellagio Resort and Casino, International Game Technology, Inc., Atlantic Lottery Corporation, Nova Scotia Gaming Corporation and the Nevada Council on Problem Gambling. He was on the Board of Directors of the National Council on Problem Gambling and has served on several Problem Gambling Committees, including those of the Nevada Resort Association and the American Gaming Association. The Board believes that Dr. Braunlich is qualified to serve as a Director of the Company due to his knowledge of and experience in the casino industry and his position as an educator and consultant to the casino industry.

Lee A. Iacocca has been one of our directors since April 1998. Mr. Iacocca currently serves as the President of Iacocca & Associates, a consulting firm. In 1997, he founded EV Global Motors, to design, market and distribute the next generation of electric vehicles. Mr. Iacocca is former Chief Executive Officer and Chairman of the Board of Directors of Chrysler Corporation, retiring from those positions in 1992. He retired as a Chrysler Director in September 1993 and continued to serve as a consultant to Chrysler until 1994. He is Chairman of the Iacocca Foundation, a philanthropic organization dedicated to educational projects and the advancement of diabetes research. Mr. Iacocca is also Chairman Emeritus of the Statue of Liberty—Ellis Island Foundation.

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Andre M. Hilliou became President and Chief Executive Officer of Full House in March 2004 and has been one of our directors since May 2005. From 2001 until joining us, he served as Chairman and Chief Executive Officer of Vision Gaming and Technology. Mr. Hilliou held executive positions with various companies including Chief Executive Officer of American Bingo and Gaming, Inc. and Chief Executive Officer of Aristocrat, Inc. He also spent approximately 11 years with Showboat, Inc., reaching the level of Senior Vice President of Operations for its Atlantic City, New Jersey property, and Chief Executive Officer of Showboat’s Sydney Harbour Casino. The Board believes that Mr. Hilliou is qualified to serve as a Director of the Company due to his extensive experience as a casino developer and operator for publicly traded companies.

Kathleen Marshall joined our Board in January 2007. Ms. Marshall has also been appointed the Chairperson of our Audit Committee. Ms. Marshall is a Certified Public Accountant who since October 2008 has served as Director of Business Development of Global Connect, LLC a web-based voice messaging company. Prior to that, from July 2003 through August 2008 served as Vice President of Finance for Atlantic City Coin & Slot Service Co. Inc., which designs, manufactures and distributes electronic gaming devices. Between January and June 2003, Ms. Marshall worked as a consultant. From April 1999 to December 2002, she served as Vice President of Finance for the Atlantic City Convention and Visitors Authority, a government agency responsible for enhancing the economy of the region with coordination of the operations of the Atlantic City Convention Center. Prior to that, Ms. Marshall held various finance positions with several Atlantic City Casinos, including Atlantic City Showboat, Inc. and Caesars Atlantic City, Inc. The Board believes that Ms. Marshall is qualified to serve as a Director of the Company due to her knowledge of and experience in the casino industry and her background as a financial officer for casino and casino related companies.

 Mark J. Miller has served as a member of our Board since May 2007 and has served as our Chief Operating Officer since May 2009. He also served as our Chief Financial Officer from February 2007 until December 2012. Mr. Miller served as one of our Directors from May 2005 until the announcement of his employment with Full House in January 2007. He rejoined the Board of Directors in May 2007. From September 2003 until December 2006, Mr. Miller served as Executive Vice President and Chief Financial Officer of Aero Products International, a leading maker of premium, air-filled bedding products. From December 1998 until May 2003, Mr. Miller was Executive Vice President and Chief Financial Officer and then, Chief Operating Officer of American Skiing Company, owner and operator of nine well-known ski resorts. From 1994 until 1998, he was an Executive Vice President of Showboat, Inc. with operational support responsibility for new casino development. Previously, Mr. Miller served in various positions within the Showboat organization, including President and Chief Executive Officer of Atlantic City Showboat, Inc. Mr. Miller holds a Master Degree in Accountancy from Brigham Young University and is a Certified Public Accountant. Mr. Miller has extensive experience as a casino developer, operator and as a financial officer for publicly traded companies.

T. Wesley Elam currently serves as our Senior Vice President of Western Division and Managed Properties. From April 2005 through December 2012, Mr. Elam served as our Vice President of Operations and Project Management. Prior to joining us, he served as general manager of the Argosy Casino in Baton Rouge, Louisiana beginning in December 1998. From September 1994 until August 1998 he served as Chief Operating Officer for the Star City Casino in Sydney, Australia, responsible for the openings and operations of both the temporary and permanent casino/hotel. Prior to that, he served as controller for Casino Windsor, Ontario, Canada, overseeing the construction and opening of the temporary casino, which was a six-month fast track project. Previously, he served in various executive positions with responsibilities for opening and operations of the Trump Taj Mahal Casino, Showboat Casino, Trump Castle Casino and Tropicana Casino. Mr. Elam holds a Bachelor of Science degree in Business Administration from the Thomas Edison State College.

Elaine L. Guidroz was appointed as our Secretary in December 2012. She has served as our General Counsel since January 2013. Prior to serving as General Counsel, Ms. Guidroz has served as Associate General Counsel since February 2012. Ms. Guidroz began her gaming career in 2004 where she served as In-House Counsel to Grand Victoria Casino & Resort, owned and managed by Hyatt Gaming Management, Inc. From 2006 through 2011, Ms. Guidroz served as General Counsel and Compliance Officer to Grand Victoria Casino & Resort. Prior to joining Grand Victoria, Ms. Guidroz was in private practice in Indianapolis, Indiana, where she focused primarily on insurance defense matters. Ms. Guidroz received her Juris Doctorate, magna cum laude, from Indiana University McKinney School of Law. Ms. Guidroz also holds a Masters of Business Administration from Xavier University Williams College of Business, and a Bachelor of Arts from the University of North Carolina-Chapel Hill. Ms. Guidroz is admitted to practice law in the states of Indiana and Kentucky.

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Deborah J. Pierce became our Chief Financial Officer on December 7, 2012. From January 2005 until joining us, Ms. Pierce served as Chief Financial Officer for 155 East Tropicana, LLC and its successor Nav-115 E. Tropicana, LLC, commonly known as Hooters Casino Hotel, located in Las Vegas, Nevada. Throughout her career, Ms. Pierce has held financial executive positions with various companies including, Vice President of Finance for Tropicana Hotel Casino and Silverton Casino Hotel, both in Las Vegas, and Chief Financial Officer of Midby & Associates, a developer and owner of the Gold River Hotel Casino in Laughlin, Nevada. From 1998 to 2003, Ms. Pierce served as Vice President of Finance for Ameristar Casinos, Inc., assisting in the acquisition and development of its Missouri properties, along with other financial duties. Ms. Pierce is a Certified Public Accountant and has worked for 11 years in public accounting for KPMG and Laventhol, both large audit firms. Ms. Pierce has also has served as Chairman of the Nevada Economic Forum, a governor appointment.

The term of office of each director ends at the next annual meeting of stockholders or when his successor is elected and qualified. Our officers serve at the discretion of the board of directors.

Director Compensation

For service as a director, each non-employee director receives cash compensation of $20,000 per year plus $1,000 for each meeting attended in excess of four meetings. The chairperson of each committee of the board, other than the nominating committee, receives cash compensation of $10,000 per year for such service and each committee member receives $1,000 for each committee meeting attended. In addition, non-employee directors also receive 2,000 shares of fully vested common stock per annum.

The table below summarizes the compensation paid by us to our non-employee directors for services rendered for 2012. Directors who are employed by us do not receive additional compensation for serving as directors.

Director Compensation – 2012

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total

Carl G. Braunlich	$51,000	$5,900	$56,900
Kenneth R Adams.	$38,000	$5,900	$43,900
Kathleen Marshall	$42,000	$5,900	$47,900
Lee A. Iacocca	—	—	—

(1)	The amounts shown in this column represent the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2012 in accordance with SFAS No. 123® related to restricted stock awards granted in 2012 pursuant to our various share-based payment plans, and include amounts from awards. Assumptions used in the calculation of these amounts are included in Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

Independent Directors

Under the corporate governance standards of the NASDAQ Stock Market LLC (“NASDAQ”) at least a majority of our board of directors and all of the members of our audit committee, compensation committee and the nominating committee must meet the test of independence as defined by the listing requirements of NASDAQ. Our board of directors, in the exercise of its reasonable business judgment, has determined that Mr. Adams, Dr. Braunlich, Mr. Iacocca, and Ms. Marshall qualify as independent directors pursuant to NASDAQ and SEC rules and regulations. In making the determination of independence, our board considered whether an independent director has a material relationship with us, either directly or as a partner or shareholder of an organization that has a relationship with us or any other relationships that, in our board’s judgment, would interfere with the director’s independence.

Meetings and Committees of the Board of Directors

Meetings. During fiscal year 2012, the board of directors held four regular meetings. Each of our directors attended at least 75% of the aggregate of the number of meetings of the board of directors which were held during the period such person served on the board of directors and the number of meetings of committees of the board of directors held during the period that such person served on such committee. We have no specific requirements regarding the attendance at the annual meeting of stockholders by our directors. In 2012, all of our directors except Mr. Iacocca attended the annual meeting of stockholders in person. Mr. Iacocca attended the annual meeting of stockholders by telephone conference.

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We have four standing committees: the audit committee, the compensation committee, the nominating committee and the compliance committee.

Audit Committee

Our audit committee is comprised of three members, Mr. Adams, Dr. Braunlich and Ms. Marshall. Ms. Marshall serves as chair and financial expert on the audit committee. Our board has determined that Ms. Marshall is an audit committee financial expert as defined by the rules and regulations of the SEC. Our board of directors, in its reasonable judgment, has determined that each member of the audit committee is independent as defined under the applicable NASDAQ listing standards and federal law. Our audit committee held four meetings in 2012.

The audit committee’s functions include overseeing and monitoring the activities of our financial reporting process, our systems of internal controls over financial reporting and the integrity of our financial statements, the independent auditors’ qualifications, independence and performance, and to assist our board of directors in ensuring our compliance with legal and regulatory requirements in our financial reporting process. Our board of directors has adopted a written charter for the audit committee setting out the functions that it is to perform. The text of the charter is available on our website at www.fullhouseresorts.com.

Please refer to the audit committee report, which is set forth on page 17, for a further description of our audit committee’s responsibilities and its recommendations with respect to our audited consolidated financial statements for the year ended December 31, 2012.

Compensation Committee

The compensation committee is comprised of two members, Dr. Braunlich and Ms. Marshall. Dr. Braunlich acts as chair of the compensation committee. Our board of directors, in its reasonable judgment, has determined that each member of the compensation committee is independent as defined under the applicable NASDAQ listing standards. Our compensation committee held five meetings in 2012.

The compensation committee’s functions include reviewing and making recommendations to the board of directors regarding all forms of compensation to be provided to our executive officers and directors. Our board of directors has adopted a written charter for the compensation committee setting out the functions that it is to perform and has recently amended the charter. The text of the charter is available on our website at www.fullhouseresorts.com.

Management provides recommendations to the committee on the amount and type of executive compensation as well as individual performance objectives for bonuses and incentive compensation, and the committee reviews these recommendations along with the performance of the Company as a whole and information previously provided by an executive employment consultant to formulate the committee’s recommendations to the board of directors. The compensation committee determines the fulfillment of the individual performance objectives, which are based on specific growth goals consistent with the annual business plan, and recommends individual bonus and incentive compensation amounts to the board of directors.

In 2010, the compensation committee engaged HVS Executive Search (“HVS”) to assess the competitiveness of executive compensation. HVS reviewed and provided recommendations regarding base salary, short-term and long-term incentives and other compensation of our named executive officers. HVS identified seven small cap casino companies as a competitive peer group and reviewed comparable data for corresponding positions. To maintain external competitiveness, HVS recommended that we increase the number of shares available for awards under our incentive compensation plan. In 2011, our stockholders approved an amendment to the plan which increased the shares of common stock available under the plan by 800,000 to a total of 2,000,000. Consistent with HVS’s recommendation, we awarded a total of 650,000 shares of restricted stock grants to our named executive officers in June, 2011.

Nominating Committee

The nominating committee is comprised of three members, Mr. Adams, Dr. Braunlich and Ms. Marshall. Dr. Braunlich acts as chair of the nominating committee. The nominating committee held one meeting in 2012.

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Our board of directors has adopted a written charter for the nominating committee setting out the functions that it is to perform. The text of the charter is available on our website at www.fullhouseresorts.com.

Our nominating committee’s functions include assisting our board of directors with respect to nominating new directors. To fulfill its responsibilities and duties, the nominating committee, among other things;

●	determines periodically, as appropriate, desired board qualifications, expertise and characteristics, including such factors as business experience and skills and knowledge with respect to gaming, finance, marketing, financial reporting, regulatory and any other areas as may be expected to contribute to an effective board;
●	determines periodically, as appropriate, whether there are any specific, minimum qualifications that the nominating committee believes must be met by a nominee approved by the nominating committee for a position on the board and whether there are any specific qualities or skills that the nominating committee believes are necessary for one or more directors to possess;
●	conducts searches for potential board members with corresponding attributes as needed;
●	evaluates, proposes and approves nominees for election or appointment to the board; and
●	considers, evaluates and, as applicable, proposes and approves, stockholder nominees for election to the board.

The nominating committee considers all qualified candidates regardless of age, race, gender, national origin or religion.

The nominating committee will consider stockholder recommendations for director candidates and will do so in the same manner that it considers all director candidates. There are no specific, minimum qualifications that must be met by a director nominee recommended by a stockholder except as provided for by applicable law. A stockholder wishing to recommend a prospective director nominee for consideration should send notice to Full House Resorts, Inc., Attention: Nominating Committee c/o Secretary, 4670 Fort Apache Road, Suite 190, Las Vegas, Nevada 89147. To be included in our proxy for our next annual meeting, the notice of recommendation must be made in writing and received by our Secretary by December 7, 2013. Although the nominating committee’s charter permits the committee to engage a search firm to identify director candidates, we did not pay any third parties a fee to assist in the process of identifying or evaluating director candidates in 2012.

Compliance Committee

The compliance committee is comprised of four members, Mr. Adams, Dr. Braunlich, Ms. Marshall and Mr. Miller. Mr. Adams acts as chair of the regulatory compliance committee. The regulatory compliance committee’s functions include reviewing and making recommendations to the board of directors regarding compliance with gaming laws and regulations. The regulatory compliance committee held five meetings in 2012.

The compliance committee meets quarterly to review the items determined by the Nevada, Indiana and Mississippi Gaming Control Boards to be of sufficient material interest to warrant review by a committee of the board. During 2012, the committee met quarterly and reviewed reports from our Compliance Officer. The compliance committee found no material violations of or deviations from appropriate regulatory controls, and events of regulatory interest were appropriately addressed with no gaming regulatory agency action.

Board of Directors Leadership Structure

We are led by Mr. Andre M. Hilliou, who has served as Chief Executive Officer since 2004 and as Chairman of the Board since 2009. In 2009, we named Dr. Carl Braunlich as Vice Chairman of the Board. Dr. Braunlich serves as our lead independent director. As Vice Chairman, the lead independent director serves in the place of the Chairman in any matter in which the Chairman is excused or does not appear. In addition, he calls and presides over meetings of the independent directors, which are held periodically throughout the year, most recently on February 1, 2013. During 2012, the independent directors met four times in conjunction with our regular board of director meetings. All of our board committees are compromised only of independent directors except for our compliance committee which includes Mr. Miller, our Chief Operating Officer. Each committee is chaired by an independent director. In May 2009, we appointed Mr. Miller to be Chief Operating Officer. This will ensure adequate focus is given to operational management and provide us adequate resources to pursue future growth initiatives.

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Our audit committee is responsible for reviewing and assessing financial risk to the Company. The audit committee is comprised of three independent directors and meets at least quarterly. In addition, we maintain a compliance committee, comprised of three independent directors and one management director, which is responsible for the oversight and review of all matters of gaming regulatory import. We believe that these two committees provide us with proper risk oversight.

Our board leadership structure is commonly utilized by other public companies in the United States of comparable size and scope. We believe that this leadership structure has been effective for us. We believe that an independent Vice Chairman and only independent directors serving on our board committees (other than the compliance committee) provide a balance with a combined Chairman and Chief Executive Officer. With experienced and participating independent directors, we believe we have the proper leadership structure.

Code of Conduct and Ethics

Our board of directors has adopted a code of conduct and ethics applicable to each of our directors, officers and employees. In addition, our board of directors has adopted a separate code of ethics applicable to the Chief Executive Officer and senior financial officers. The full text of the code of conduct and ethics and the code of ethics are available on our website at www.fullhouseresorts.com.

Compensation Committee Interlocks and Insider Participation

No executive of Full House Resorts is also a member of a compensation committee for a company whose executive officers are on the board of Full House Resorts.

Communications with the Board of Directors

Our board of directors believes it important that interested parties have the opportunity to communicate their concerns directly to our board of directors. Stockholders may contact or communicate with an individual director or our board of directors as a group, including the non-employee directors as a group, by addressing a letter to Full House Resorts, Inc., Attention: Board of Directors c/o Company Secretary, 4670 Fort Apache Road, Suite 190, Las Vegas, Nevada 89147. Each communication should specify the applicable addressee or addressees to be contacted. The Secretary will forward communications intended for the board of directors to the chairman, or, if intended for an individual director, to that director.

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EXECUTIVE COMPENSATION

In accordance with the SEC’s proxy disclosure rules, “total compensation” in 2012 is defined as the sum of the following:

●	Salary: Base salary paid during 2012.
●	Bonus: Non-performance based awards (i.e., guarantees, sign on, retention bonuses).
●	Stock Awards: Restricted stock (including dividends earned on outstanding restricted shares that are not part of FAS 123(R) value) dollar amounts reflect the grant date accounting fair value calculated pursuant to the guidance set forth under FAS 123(R), as presented in our Annual Report on Form 10-K.
●	Non-Equity Incentive Awards: Short and long-term performance based awards, reflecting only annual incentives for 2012.
●	All Other Compensation: All other compensation not captured elsewhere in the Summary Executive Compensation Table. We have reported these amounts, even if the value of an individual item is less than $10,000.

Summary Executive Compensation Table

The following table summarizes the “total compensation” of our Chief Executive Officer, and our two highest paid executives other than our Chief Executive Officer, or, collectively, the named executive officers, for the fiscal year ended December 31, 2012.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation(3)	Total
Andre M. Hilliou Chief Executive Officer	2012	$322,362	$582,000	$473,184	$4,800	$1,382,346

	2011	$324,703	$339,500	$300,350	$5,600	$970,153

Mark J. Miller Executive Vice President /Chief Financial Officer/Chief Operating Officer	2012	$322,362	$582,000	$497,362	—	$1,401,724

	2011	$324,703	$339,500	$300,350	—	$964,553

T. Wesley Elam Sr. Vice President of Western Division and Managed Properties	2012	$239,533	$64,669	$114,443	—	$418,645

	2011	$236,980	$37,724	$181,289	—	$455,993

(1)	The amounts shown in this column represent the aggregate grant date fair value of restricted stock calculated pursuant to the guidance set forth under FAS 123(R) for the year ended related to restricted stock awards granted in and prior to 2012 pursuant to our various share-based payment plans, and include amounts from awards. Assumptions used in the calculation of these amounts are included in Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.
(2)	The amount shown in this column for each named executive officer is the attributable performance-based bonus granted under the 2006 Incentive Compensation Plan. These amounts correspond to the year in which they were earned.
(3)	The amounts shown in this column represent incidental expenses relating to maintaining an office for Mr. Hilliou separate from the Company’s headquarters.
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During 2012, the compensation committee approved and the executive officers were paid the salaries, incentive compensation, and restricted stock awards reported in the above table, which were determined to be at the low end of executive compensation for equivalent positions for companies of similar size and status, based upon the 2010 HVS study. The 2010 HVS study is still relied upon by the compensation committee, as no substantial changes have been made in base compensation or in incentive compensation to our executive officers.

Employment Agreements

On April 20, 2007, we entered into an employment agreement with each of Mr. Hilliou and Mr. Miller. On July 17, 2007, the Company and Mr. Hilliou and Mr. Miller amended their agreements. On December 7, 2012, we entered into an employment agreement with Ms. Pierce. The term of each of these agreements is two years (one year for Ms. Pierce), with automatic successive renewals unless either we or the relevant executive provides notice of termination at least 90 days prior to the end of the then current term. The agreements set an initial annual base salary of $250,000 for each of Mr. Hilliou, Mr. Miller and Ms. Pierce, in each case subject to increase by our board of directors (or CEO with respect to Ms. Pierce) at the beginning of each calendar year. Both Mr. Hilliou and Mr. Miller have a current annual base salary of $322,362. With respect to bonuses, and subject to the executive’s achievement of certain annual objectives established by our compensation committee, (i) Mr. Hilliou is eligible to receive an annual incentive bonus equal to up to 200% of his base salary, (ii) Mr. Miller is eligible to receive an annual incentive bonus equal to up to 100% of his base salary, and (iii) Ms. Pierce is eligible to receive annual bonus in accordance with our Amended and Restated 2006 Incentive Compensation Plan. In addition to the shares of restricted stock previously granted to each executive, each executive may receive additional grants as determined by our compensation committee. In the event of termination of any of these employment agreements upon the death of the executive or by us because of illness or incapacity of the executive that continues for 90 days, in addition to all amounts owed through the date of termination, we shall pay to the executive an amount equal to his or her prior year’s annual bonus pro-rated through the date of termination. In the event the agreement is terminated by us for “cause”, or by the executive without “good reason”, we shall only be obligated to pay the executive all base salary and benefits accrued through the date of termination and the executive shall forfeit any unvested shares of restricted stock. In the event the agreement is terminated by us without “cause” or by the executive for “good reason”, in addition to amounts owed through the date of termination, we shall:

● Continue to pay the executive’s base salary for a period of six months plus an additional one month of base salary for each year of employment (up to a maximum of 12 months base salary),

● Pay an annual bonus for the year of termination equal to the average annual bonus for the executive for the previous two years (one year for Ms. Pierce), pro-rated through the date of termination (subject to a minimum of 50%), and

● Continue, at our expense, all of the executive’s health, dental and other insurance benefits until the earlier of the end of the term or the date the executive becomes subsequently employed.

For purposes of the employment agreements, “cause” means (1) the executive’s material fraud, dishonesty, willful misconduct, or willful and continuing failure in the performance of his or her duties under the employment agreement; (2) the executive’s breach of any material provision of the employment agreement which has not been cured within 30 days following the notice thereof, or (3) the commission by the executive of any felony criminal act or the commission of any crime involving fraud, dishonesty or moral corruptness, including denial or removal of the executive’s licensing from any governmental gaming agency or licensing authority. For purposes of the employment agreements “good reason” means (1) our failure to comply with any material provision of the employment agreement which has not been cured within 30 days following the notice thereof, or (2) our direction to the executive to do, perform, or omit to perform any act, or the executive’s knowledge of such acts or omissions performed by our other employees without appropriate redress, which acts or omissions are known to be fraudulent, illegal or could otherwise materially impact negatively upon the executive’s personal and professional reputation.

On November 12, 2012, we canceled the employment agreement with Mr. Elam. Mr. Elam continues as an at-will employee. In connection with the cancellation of Mr. Elam’s employment agreement, we agreed that his base salary would remain the same, there would be no further bonus payments for the 2012 year, and Mr. Elam’s bonus for 2013 would be a maximum of 50% of his base salary.

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Change of Control Provisions

Each of the employment agreements provides that upon a change of control, the executive may terminate his or her employment agreement only if the change of control materially affects the executive’s position and compensation under the agreement. To the extent any executive so terminates his or her agreement, or in the event the executive is not retained under contract following a change of control:

● We will pay to the executive a cash payment equal to the greater of (a) one year’s base salary or in the case of Mr. Hilliou two year’s base salary and (b) the remaining base salary due under the agreement;

● We will pay to the executive a cash payment equal to his or her average annual bonuses paid under the employment agreement for the three (one for Ms. Pierce) prior years (or the average of the annual bonuses paid to date, if the term of employment is less than three years); and

● All unvested shares or other stock-based grants awarded pursuant to our 2006 Incentive Compensation Plan or other benefit plan will accelerate and vest upon the date of the change of control.

For purposes of the employment agreements, a “change of control” means (1) a person, entity or group acquires beneficial ownership of 50% or more of our then outstanding voting securities, (2) individuals who constitute our board as of April 17, 2007 (December 7, 2012 for Ms. Pierce) and directors whose nominations are approved by a majority of such incumbent board members cease to constitute a majority of our board of directors, or (3) approval by our stockholders of (A) a business combination in which our stockholders prior to the transaction do not own at least 50% of the combined voting power of the voting securities of combined business and at least a majority of our incumbent board comprises a majority of the board of the combined business, (B) a liquidation or dissolution of our company, or (C) a sale of all or substantially all of our assets.

The following describes the amounts payable upon termination of employment of the named executive officers Mr. Hilliou and Mr. Miller as if such employment terminated on December 31, 2012. We have no similar payment obligations upon the termination of employment of Mr. Elam.

			Accelerated
		Continued	Vesting of
		Medical	Restricted
		Benefits	Stock	Total
Employee	Payment	(1)	(2)	Payments
Andre M. Hilliou
Death or Disability	$802,099	—	$1,035,000	$1,837,099
Without Cause or with Good Reason	$629,912	$10,110	$1,035,000	$1,675,022
Change of control	$948,942	—	$1,035,000	$1,983,942
Mark J. Miller
Death or Disability	$488,020	—	$1,035,000	$1,523,020
Without Cause or with Good Reason	$632,102	$14,462	$1,035,000	$1,681,564
Change of control	$632,102	—	$1,035,000	$1,667,102

(1)	Following a termination by us without cause or by the executive with good reason, we have agreed to provide him, his spouse and his dependents medical and dental benefits for the term or until the executive is otherwise employed. The amounts in this column represent the estimated cost to us of those payments over a twelve month period.
(2)	Represents the value of the unvested shares owned by the executive as of December 31, 2012, calculated by multiplying the number of shares by the closing price of our stock on that date of $3.45.

2006 Incentive Compensation Plan

On May 29, 2006, our stockholders approved our 2006 Incentive Compensation Plan. The plan is administered by our compensation committee. In consideration of their services, officers, directors, employees and consultants of us or a related entity are eligible to receive a variety of awards under the plan, including, incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, bonus stock and performance awards. On April 26, 2011, our stockholders approved our Amended and Restated 2006 Incentive Compensation Plan which increased the shares of common stock available under the plan by 800,000 to 2,000,000.

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Restricted Stock

Upon stockholder approval of our 2006 Incentive Compensation Plan in May 2006, we granted 275,000 shares of restricted stock to Andre Hilliou and 35,000 shares of restricted stock to T. Wesley Elam. In March 2007, we granted 110,000 shares of restricted stock to Mark Miller. All of the above shares of restricted stock are fully vested. On April 26, 2011, our stockholders approved an additional 800,000 shares of common stock to be available under the 2006 Incentive Compensation Plan. On June 1, 2011, we granted 300,000 shares of restricted stock to each of Andre Hilliou and Mark Miller, with both grants vesting on June 1, 2013. We also granted 50,000 shares of restricted stock to T. Wesley Elam, vesting in equal annual installments beginning on June 1, 2012. As of December 31, 2012, we had issued 1,792,000 shares of restricted stock under the plan, as amended. Subsequently, on January 15, 2013, we granted 50,000 shares of restricted stock to Deborah J. Pierce, our Chief Financial Officer, vesting in equal annual installments beginning on June 1, 2013. As of the record date, there are 158,000 shares of common stock available for future issuance under the plan.

Prior Stock Option Plans

The Company’s ability to issue options under its earlier plans expired on June 30, 2002, and all options granted were fully vested prior to 2006.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2012, about our equity compensation plans under which our equity securities are authorized for issuance.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	$—	$—	208,000	(1)
Equity compensation plans not approved by security holders	None	None	None
Total	$—	$—	208,000

(1)	These shares were available for future issuance under our Amended and Restated 2006 Incentive Compensation Plan.

Certain Relationships and Related Transactions

None.

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PROPOSAL TWO: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Piercy Bowler Taylor & Kern was retained as our independent registered public accounting firm for the year ended December 31, 2012.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PIERCY BOWLER TAYLOR & KERN AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM MATTERS

Independent Auditors

Piercy Bowler Taylor & Kern audited our annual consolidated financial statements for the years ended December 31, 2012 and 2011. Representatives of Piercy Bowler Taylor & Kern are not expected to attend the annual meeting.

During fiscal years 2012 and 2011, we retained Piercy Bowler Taylor & Kern to provide services in the following categories and amounts:

Audit Fees

Fees in connection with the audit of our financial statements and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q was $183,468 and $175,793 for 2012 and 2011, respectively.

Audit Related Fees

Audit related fees were $30,000 and $20,000 for 2012 and 2011, respectively. Fees in 2012 and 2011 relate primarily to Nevada and Mississippi Gaming Commission regulatory reporting.

Tax Fees

We did not engage Piercy Bowler Taylor & Kern for any tax related professional services for the fiscal years ended December 31, 2012 or 2011.

All Other Fees

Other services fees were $1,400 and $8,920 for 2012 and 2011, respectively.

Pre-Approval Policies and Procedures

The audit committee’s policy is to review and pre-approve any engagement of our independent auditor to provide any audit or permissible non-audit service to us. All of the services provided by our independent auditors were approved by our audit committee and the audit committee believes that the provision of these services is consistent with maintaining the accountants’ independence.

Audit Committee Report

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such report by reference.

The audit committee oversees Full House Resorts, Inc.’s financial reporting process. Management has the primary responsibility for the financial statements and the financial reporting process including the system of internal controls.

In fulfilling our oversight responsibilities, we reviewed and discussed the financial statements with management. In addition, we discussed with the independent auditors matters deemed significant by the independent auditors, including those matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. The audit committee met at the end of each quarter with management and the independent auditors where we reviewed and approved the quarterly and annual filings.

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The independent auditors also provided us with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). We discussed with the independent auditors matters relating to their independence and considered whether their provision of non-audit services is compatible with maintaining their independence.

Based on our review with management and the independent auditors of Full House Resorts, Inc.’s audited consolidated financial statements and the independent auditors’ report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, we recommended that the audited consolidated financial statements be included in Full House Resorts, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

Kathleen Marshall

Kenneth R. Adams

Carl G. Braunlich

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PROPOSAL THREE: ADVISORY VOTE TO APPROVE NAMED

EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which enacted Section 14A of the Securities Exchange Act of 1934, requires that our stockholders have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our executive compensation is described above under the heading “Executive Compensation.” Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Please read the section of this proxy statement titled “Executive Compensation” for additional details about our executive compensation programs, including information about the fiscal 2012 compensation of our named executive officers.

As described in Proposal 1 - Election of Directors, our compensation committee reviews and makes recommendations to the board of directors regarding all forms of compensation to be provided to our executive officers and directors. Management provides recommendations to the compensation committee on the amount and type of executive compensation as well as individual performance objectives for bonuses and incentive compensation, and the committee reviews these recommendations along with information previously provided by an executive employment consultant to formulate the committee’s recommendations to the board of directors. The compensation committee determines the fulfillment of the individual performance objectives and recommends individual bonus and incentive compensation amounts to the board of directors.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, other executive compensation tables and related narrative disclosures is hereby APPROVED.

The say-on-pay vote is advisory, and therefore not binding on us, the compensation committee or our board of directors. However, the compensation committee and our board of directors value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

The approval of this proposal requires the number of votes cast in favor of this proposal to exceed the number of votes cast in opposition to this proposal.

Our board of directors recommends that you vote “FOR” the resolution approving the compensation of our named executive officers as disclosed in the section titled “Executive Compensation” of this proxy statement.

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PROPOSAL 4: ADVISORY VOTE TO DETERMINE FREQUENCY OF VOTING TO APPROVE NAMED
EXECUTIVE OFFICER COMPENSATION

Stockholders are being asked to indicate how frequently we should hold future stockholder advisory votes to approve named executive officer compensation. By voting on this proposal, stockholders may indicate whether they would prefer a stockholder advisory vote to approve named executive officer compensation every one year, two years or three years. Stockholders also must be given the opportunity, at least once every six years, to have a separate vote to re-determine the frequency of the say-on-pay vote.

After careful consideration, the board of directors and compensation committee have decided to recommend that stockholders vote in favor of holding a stockholder advisory vote on executive compensation annually. The board of directors and compensation committee have determined that an annual advisory vote on executive compensation is the most appropriate policy for the Company at this time because it allows stockholders to provide direct input on our policies and practices for compensation of our named executive officers every year.

This vote is advisory and is not binding on us, the board of directors or the compensation committee. We recognize that stockholders may have different views as to what is an appropriate frequency for advisory votes on executive compensation, and we look forward to hearing from our stockholders as to their preferences. The board of directors and the compensation committee will carefully consider the outcome of the vote; however, when considering the frequency of future advisory votes on executive compensation, the board of directors may decide that it is in the Company’s best interests and in the best interests of our stockholders to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

Stockholders may cast a vote on the preferred voting frequency of the say-on-pay vote by selecting the option of one year, two years, three years or abstaining from the vote. The frequency—one year, two years or three years—that receives the greatest number of votes cast shall determine the advisory frequency of voting by stockholders on the compensation of our named executive officers.

Our board of directors recommends a vote for “ONE YEAR” for the frequency of the say-on-pay vote.

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GENERAL INFORMATION

Other Matters. Our board of directors does not intend to present any matter for action at the annual meeting other than the matters described in this proxy statement. If any other matters properly come before the annual meeting, it is intended that the holders of the proxies hereby solicited will act in respect to such matters in accordance with their best judgment.

Information Concerning Stockholder Proposals and Director Nominations. Any stockholder satisfying the SEC requirements and wishing to submit a proposal to be included in the proxy statement for the 2014 Annual Meeting of Stockholders should submit the proposal in writing to the Corporate Secretary, Full House Resorts, Inc., 4670 South Fort Apache Road, Suite 190, Las Vegas Nevada 89147. We must receive a proposal by December 7, 2013 in order to consider it for inclusion in the proxy statement for the 2014 Annual Meeting of Stockholders.

Stockholders who wish to present director nominations or any other business at the 2014 Annual Meeting of Stockholders are required to notify the Corporate Secretary of their intent no later than December 7, 2013. We retain discretion to vote proxies we receive with respect to proposals received after February 20, 2014.

By Order of the Board of Directors,

Andre M. Hilliou Chairman

Las Vegas, Nevada

April 5, 2013

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ANNUAL MEETING OF STOCKHOLDERS OF

FULL HOUSE RESORTS‚ INC.

May 2‚ 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting‚ Proxy Statement‚ Proxy Card
are available at -http://www.fullhouseresorts.com/images/pdf/Proxy%202010.pdf

Please sign‚ date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

20630304000000000000	2	050213

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
AND FOR “1 YEAR” FOR PROPOSAL 4.
PLEASE SIGN‚ DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
PROPOSAL ONE: Election of Directors.			PROPOSAL TWO: Ratification of Piercy Bowler Taylor & Kern as the independent registered public accounting firm of Full House Resorts for 2013.		☐	☐	☐

☐		NOMINEES:
	FOR ALL NOMINEES	Kenneth R. Adams			FOR	AGAINST	ABSTAIN
		Carl G. Braunlich	PROPOSAL THREE: Advisory Vote to Approve Named Executive Officer Compensation.		☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Kathleen Marshall
Lee A. Iacocca
		Andre M. Hilliou	PROPOSAL FOUR: Advisory Vote on the Frequency of the Advisory Vote to Approve Named Executive Officer Compensation.	1 year	2 years	3 years	ABSTAIN
☐	FOR ALL EXCEPT (See instructions below)	Mark J. Miller		☐	☐	☐	☐

OTHER MATTERS: Granting the proxies discretionary authority to vote upon any other unforeseen matters which are properly brought before the meeting as management may recommend.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:			The undersigned hereby revokes any and all other proxies heretofore given by the undersigned and hereby ratifies all that the above-named proxies may do at such meeting or any adjournments thereof, by virtue hereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

FULL HOUSE RESORTS, INC.

This Proxy is Solicited on behalf of the Board of Directors

          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a stockholder in Full House Resorts, Inc., a Delaware corporation (“Full House”), hereby appoints Andre M. Hilliou and Carl G. Braunlich, and each of them acting jointly, if more than one be present, proxies for the undersigned, to vote all shares of Full House as the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the annual meeting of stockholders of Full House to be held on May 2, 2013 or any adjournment thereof, on the following matters and, in their discretion, on such other matters as may properly come before the meeting. This proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the following Proposals.

(Continued and to be signed on the reverse side)

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